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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 28, 1999




                         PENNCORP FINANCIAL GROUP, INC.
               (Exact name of Registrant as specified in charter)




          DELAWARE                      1-11422                  13-3543540
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)




                 C/O SOUTHWESTERN FINANCIAL SERVICES CORPORATION
                            717 NORTH HARWOOD STREET
                               DALLAS, TEXAS 75201
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 954-7111


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ITEM 5.  Other Events.

         See the Press Release filed herewith as Exhibit 99.1.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             99.1  -  Press Release dated May 28, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PENNCORP FINANCIAL GROUP, INC.



Date:  June 1, 1999                   By: /s/ Scott D. Silverman
                                         ---------------------------------------
                                         Scott D. Silverman
                                         Executive Vice President and Secretary



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                                 EXHIBIT INDEX


NUMBER         DESCRIPTION
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
 99.1          Press Release dated May 28, 1999.